Exhibit 99.1

Pure Storage Announces Second Quarter Fiscal 2020 Financial Results

MOUNTAIN VIEW, Calif., August 21, 2019 – Pure Storage (NYSE: PSTG), the data solutions leader that helps innovators build a better world with data, today announced financial results for its second quarter ended July 31, 2019.

“Our significant growth this quarter and continued market share gains are the result of creating a modern data experience for our customers,” said Charles Giancarlo, Chairman and CEO, Pure Storage. “Pure frees enterprises to leverage their data rather than locking it away.”

Key Financial Highlights:

•	Revenue: $396.3 million, up 28% Year-over-Year

•	Gross margin: GAAP 67.7%; non-GAAP 69.4%

•	Operating margin: GAAP -16.4%; non-GAAP -0.8%

Recent Company Highlights:

Pure’s second quarter yielded strong momentum as customers are selecting Pure’s modern approach that enables organizations to better utilize all data today and for the future direction of their hybrid IT environments.

•	Customer Traction: Added more than 450 new customers in Q2, the highest number in any Q2 of our history.

•	Technology Momentum: The subscription-based Cloud Block Store beta as part of Pure Cloud Data Services, is oversubscribed and early customer feedback has been overwhelmingly positive.

•	Repurchase Program: Pure’s board of directors authorized a $150 million share buy-back program.

“Pure’s strong growth in Q2 has separated us from the legacy vendors,” said Tim Riitters, CFO, Pure Storage. “Our fundamentals remain strong, and our innovative product cycle is helping customers leverage their data in a powerful way.”

Organizational Update

Chief Financial Officer Tim Riitters will be departing the company this year after a successful five-year tenure. Riitters will remain on into the Fall as the company undergoes the search for a replacement CFO. Riitters first joined Pure in August 2014, assuming leadership of the company’s worldwide financial and accounting operations. In that time, he has helped drive an increase in revenue of nearly 10x, while also helping the company achieve profitability.

“Tim has been an integral part of the Pure Storage leadership team for the last five years. As our CFO, the success of his tenure is in the numbers and the numbers speak for themselves,” said Giancarlo. “Everyone at Pure has the utmost respect for what Tim has accomplished and we wish him well.”

Second Quarter Fiscal 2020 Financial Highlights

The following tables summarize our consolidated financial results for the fiscal quarters ended July 31, 2019 and 2018 (in millions except percentages, per share amounts and headcount, unaudited):

GAAP Quarterly Financial Information
	Three Months Ended July 31, 2019	Three Months Ended July 31, 2018	Y/Y Change
Revenue	$396.3	$308.9	28%
Gross Margin	67.7%	66.7%	1.0 ppts
Product Gross Margin	69.1%	67.5%	1.6 ppts
Support Subscription Gross Margin	63.5%	63.9%	-0.4 ppts
Operating Loss	$(64.9)	$(55.2)	$(9.7)
Operating Margin	-16.4%	-17.9%	1.5 ppts
Net Loss	$(66.0)	$(60.1)	$(5.9)
Net Loss per Share – Basic and Diluted	$(0.26)	$(0.26)	—
Weighted-Average Shares	251.3	229.4	21.9
Headcount	>3,300	>2,450	~850

Non-GAAP Quarterly Financial Information
	Three Months Ended July 31, 2019	Three Months Ended July 31, 2018	Y/Y Change
Gross Margin	69.4%	68.0%	1.4 ppts
Product Gross Margin	70.0%	67.9%	2.1 ppts
Support Subscription Gross Margin	67.4%	68.4%	-1.0 ppts
Operating Income (Loss)	$(3.2)	$0.9	$(4.1)
Operating Margin	-0.8%	0.3%	-1.1 ppts
Net Income	$2.5	$2.4	$0.1
Net Income per Share	$0.01	$0.01	—
Weighted-Average Shares	270.8	262.6	8.2

A reconciliation between GAAP and non-GAAP information is provided at the end of this release.

Financial Outlook

Third quarter fiscal 2020 guidance:

•	Revenue in the range of $434 million to $446 million, or $440 million at the midpoint

•	Non-GAAP gross margin in the range of 66.0% to 69.0%, or 67.5% at the midpoint

•	Non-GAAP operating margin in the range of 3.0% to 7.0%, or 5.0% at the midpoint

Full year fiscal 2020 guidance:

•	Revenue in the range of $1.645 billion to $1.715 billion, or $1.680 billion at the midpoint

•	Non-GAAP gross margin in the range of 67.0% to 69.0%, or 68.0% at the midpoint

•	Non-GAAP operating margin in the range of 2.25% to 4.75%, or 3.5% at the midpoint

All forward-looking non-GAAP financial measures contained in this section titled “Financial Outlook” exclude stock-based compensation expense, payroll tax expense related to stock-based activities, amortization of debt discount and debt issuance costs, amortization of intangible assets acquired from acquisitions, any applicable anti-dilutive share count impact of our convertible debt hedge agreements and, as applicable, other special items. We have not reconciled guidance for non-GAAP gross margin and non-GAAP operating margin to their most directly comparable GAAP measures because the items that impact these measures are not within our control and/or cannot be reasonably predicted. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort.

Share Repurchase Authorization

Pure’s board of directors has authorized a $150 million stock repurchase program. This authorization allows the company to repurchase shares of its common stock opportunistically and will be funded from working capital. Repurchases may be made at management's discretion from time to time on the open market, through privately negotiated transactions, transactions structured through investment banking institutions, block purchase techniques, 10b5-1 trading plans, or a combination of the foregoing. The authorization for share repurchases is effective immediately, with no end date. The repurchase program does not obligate Pure to acquire any of its common stock, and may be suspended or discontinued by the company at any time without prior notice.

Conference Call Information

Pure will host a teleconference to discuss the second quarter fiscal 2020 results at 2:00 p.m. (PT) on August 21, 2019. Pure will post its supplemental earnings presentation to the Investor Relations website at investor.purestorage.com following the conference call.

Teleconference details are as follows:

•	To Listen via Telephone: (866) 393-4306 or (734) 385-2616 (for international callers) with passcode 7071658.

•	To Listen via the Internet: A live and replay audio broadcast of the conference call with corresponding slides will be available at investor.purestorage.com.

•
Replay: A telephone playback of this conference call is scheduled to be available two hours after the call ends on August 21, 2019, through September 4, 2019. The replay will be accessible by calling (855) 859-2056 or (404) 537-3406 (for international callers), with conference ID 7071658.

Upcoming Events

In conjunction with Pure’s customer conference, Pure//Accelerate 2019 being held in Austin, Texas, Pure will be hosting an Investor Session on September 17th at 1 p.m. (CT). This event will be webcast and all information will be available on the Investor Relations website at investor.purestorage.com.

About Pure Storage

Pure Storage (NYSE: PSTG) helps innovators build a better world with data. Pure's data solutions enable SaaS companies, cloud service providers, and enterprise and public sector customers to deliver real-time, secure data to power their mission-critical production, DevOps, and modern analytics environments in a multi-cloud environment. One of the fastest growing enterprise IT companies in history, Pure Storage enables customers to quickly adopt next-generation technologies, including artificial intelligence and machine learning, to help maximize the value of their data for competitive advantage. And with a certified NPS customer satisfaction score in the top one percent of B2B companies, Pure's ever-expanding list of customers are among the happiest in the world.

Pure Storage, DirectFlash, Evergreen, FlashBlade, FlashStack, ObjectEngine and the "P" Logo mark are trademarks of Pure Storage, Inc. All other trademarks or names referenced in this document are the property of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including our outlook for the third quarter and full year fiscal 2020, our momentum, growth prospects and expectations regarding product and technology differentiation, including our new products and innovative product cycle, and statements regarding our products, business, operations and results, including our plans with respect to our share repurchase authorization and possibility that share repurchases may be suspended or discontinued. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, which are available on our Investor Relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information is also set forth in our Annual Report on Form 10-K for the year ended January 31, 2019. All information provided in this release and in the attachments is as of August 21, 2019, and we undertake no duty to update this information unless required by law.

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, free cash flow, free cash flow as a percentage of revenue, free cash flow without ESPP impact, and free cash flow without ESPP impact as a percentage of revenue.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense, amortization of debt discount and debt issuance costs, and amortization of intangible assets acquired from acquisitions that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for, our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by operating activities to free cash flow and free cash flow without ESPP impact," included at the end of this release.

Matthew Danziger – Investor Relations, Pure Storage
ir@purestorage.com

Rena Fallstrom – Public Relations, Pure Storage
pr@purestorage.com

PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	As of July 31, 2019	As of January 31, 2019

Assets
Current assets:
Cash and cash equivalents	$268,938	$447,990
Marketable securities	913,521	749,482
Accounts receivable, net of allowance of $614 and $660	352,617	378,729
Inventory	35,820	44,687
Deferred commissions, current	31,273	29,244
Prepaid expenses and other current assets	47,776	51,695
Total current assets	1,649,945	1,701,827
Property and equipment, net	131,048	125,353
Operating lease right-of-use-assets	114,339	—
Deferred commissions, non-current	87,295	85,729
Intangible assets, net	63,659	20,118
Goodwill	36,420	10,997
Deferred income taxes, non-current	939	1,060
Restricted cash	15,425	15,823
Other assets, non-current	16,904	12,118
Total assets	$2,115,974	$1,973,025

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$64,582	$103,462
Accrued compensation and benefits	70,753	99,910
Accrued expenses and other liabilities	44,690	39,860
Operating lease liabilities, current	26,005	—
Deferred revenue, current	308,523	266,584
Total current liabilities	514,553	509,816
Convertible senior notes, net	463,118	449,828
Operating lease liabilities, non-current	94,941	—
Deferred revenue, non-current	298,740	269,336
Deferred tax liabilities, non-current	5,697	—
Other liabilities, non-current	1,386	6,265
Total liabilities	1,378,435	1,235,245

Stockholders’ equity:
Common stock and additional paid-in capital	1,982,433	1,820,067
Accumulated other comprehensive income (loss)	3,409	(338)
Accumulated deficit	(1,248,303)	(1,081,949)
Total stockholders' equity	737,539	737,780
Total liabilities and stockholders' equity	$2,115,974	$1,973,025

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2019	2018	2019	2018

Revenue:
Product	$300,128	$241,137	$538,869	$436,586
Support subscription	96,199	67,747	184,158	128,243
Total revenue	396,327	308,884	723,027	564,829

Cost of revenue:
Product (1)	92,870	78,262	169,462	144,682
Support subscription(1)	35,138	24,457	68,859	47,667
Total cost of revenue	128,008	102,719	238,321	192,349

Gross profit	268,319	206,165	484,706	372,480

Operating expenses:
Research and development (1)	107,020	84,031	212,095	162,523
Sales and marketing (1)	186,188	143,749	352,814	266,116
General and administrative (1)	40,016	33,591	82,126	60,921
Total operating expenses	333,224	261,371	647,035	489,560

Loss from operations	(64,905)	(55,206)	(162,329)	(117,080)
Other income (expense), net	(652)	(4,032)	(2,468)	(5,031)
Loss before provision for income taxes	(65,557)	(59,238)	(164,797)	(122,111)
Income tax provision	461	885	1,557	2,316
Net loss	$(66,018)	$(60,123)	$(166,354)	$(124,427)

Net loss per share attributable to common stockholders, basic and diluted	$(0.26)	$(0.26)	$(0.67)	$(0.55)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	251,298	229,359	248,366	226,609

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$954	$720	$1,931	$1,328
Cost of revenue -- support subscription	3,633	2,929	7,584	5,613
Research and development	29,108	22,232	57,353	43,322
Sales and marketing	16,055	17,269	34,369	31,209
General and administrative	8,654	10,504	19,324	16,137
Total stock-based compensation expense	$58,404	$53,654	$120,561	$97,609

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2019	2018	2019	2018

Cash flows from operating activities
Net loss	$(66,018)	$(60,123)	$(166,354)	$(124,427)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	22,531	17,173	43,591	33,590
Amortization of debt discount and debt issuance costs	6,800	6,434	13,290	7,889
Stock-based compensation expense	58,404	53,654	120,561	97,609
Other	1,138	(70)	327	82
Changes in operating assets and liabilities, net of effects of acquisition:
Accounts receivable, net	(40,746)	(46,436)	26,553	707
Inventory	8,875	(4,471)	6,852	(8,900)
Deferred commissions	(5,311)	(5,424)	(3,595)	(4,155)
Prepaid expenses and other assets	6,663	23	(635)	11,134
Operating lease right-of-use assets	7,229	—	13,438	—
Accounts payable	(5,020)	667	(30,827)	(18,135)
Accrued compensation and other liabilities	18,289	22,423	(25,704)	(7,458)
Operating lease liabilities	(7,049)	—	(13,083)	—
Deferred revenue	43,032	24,634	71,045	39,144
Net cash provided by operating activities	48,817	8,484	55,459	27,080

Cash flows from investing activities
Purchases of property and equipment	(28,933)	(20,437)	(53,229)	(42,733)
Acquisition, net of cash acquired	—	—	(47,881)	—
Purchase of intangible assets	(9,000)	—	(9,000)	—
Purchases of marketable securities	(175,638)	(412,805)	(488,497)	(494,507)
Sales of marketable securities	38,024	3,131	60,368	13,585
Maturities of marketable securities	106,617	36,770	270,756	97,793
Net cash used in investing activities	(68,930)	(393,341)	(267,483)	(425,862)

Cash flows from financing activities
Net proceeds from exercise of stock options	2,499	19,453	19,260	29,067
Proceeds from issuance of common stock under employee stock purchase plan	—	—	32,042	19,698
Proceeds from issuance of convertible senior notes, net of issuance costs	—	—	—	562,062
Payment for purchase of capped calls	—	—	—	(64,630)
Repayment of debt acquired from acquisition	—	—	(11,555)	—
Tax withholding on vesting of restricted stock	(1,501)	—	(7,173)	—
Repurchase of common stock	—	—	—	(20,000)
Net cash provided by financing activities	998	19,453	32,574	526,197

Net increase (decrease) in cash, cash equivalents and restricted cash	(19,115)	(365,404)	(179,450)	127,415
Cash, cash equivalents and restricted cash, beginning of period	303,478	751,639	463,813	258,820
Cash, cash equivalents and restricted cash, end of period	$284,363	$386,235	$284,363	$386,235

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures
The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	Three Months Ended July 31, 2019						Three Months Ended July 31, 2018
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$954	(c)					$720	(c)
			27	(d)					36	(d)
			1,971	(e)					—
Gross profit -- product	$207,258	69.1%	$2,952		$210,210	70.0%	$162,875	67.5%	$756		$163,631	67.9%

			$3,633	(c)					$2,929	(c)
			98	(d)					137	(d)
Gross profit -- support subscription	$61,061	63.5%	$3,731		$64,792	67.4%	$43,290	63.9%	$3,066		$46,356	68.4%

			$4,587	(c)					$3,649	(c)
			125	(d)					173	(d)
			1,971	(e)					—
Total gross profit	$268,319	67.7%	$6,683		$275,002	69.4%	$206,165	66.7%	$3,822		$209,987	68.0%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate amortization expense of acquired intangible assets.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	Three Months Ended July 31, 2019						Three Months Ended July 31, 2018
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$58,404	(c)					$53,654	(c)
			1,355	(d)					2,427	(d)
			1,971	(e)					—
Operating income (loss)	$(64,905)	-16.4%	$61,730		$(3,175)	-0.8%	$(55,206)	-17.9%	$56,081		$875	0.3%

			$58,404	(c)					$53,654	(c)
			1,355	(d)					2,427	(d)
			1,971	(e)					—
			6,801	(f)					6,434	(f)
Net Income (loss)	$(66,018)		$68,531		$2,513		$(60,123)		$62,515		$2,392

Net Income (loss) per share -- basic and diluted	$(0.26)				$0.01		$(0.26)				$0.01
Weighted-average shares used in per share calculation -- basic and diluted	251,298		19,550	(g)	270,848		229,359		33,216	(g)	262,575

(a) GAAP operating margin is defined as GAAP operating loss divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating loss divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate amortization expense of acquired intangible assets.
(f) To eliminate amortization expense of debt discount and debt issuance costs related to our convertible debt.
(g) To include effect of dilutive securities (employee stock options, restricted stock, and shares from employee stock purchase plan (ESPP)).

Reconciliation from net cash provided by operating activities to free cash flow and free cash flow without ESPP impact (in thousands except percentages, unaudited):

	Three Months Ended July 31,
	2019	2018
Net cash provided by operating activities	$48,817	$8,484
Less: purchases of property and equipment	(28,933)	(20,437)
Free cash flow (non-GAAP)	$19,884	$(11,953)
Adjust: ESPP impact	(5,671)	(6,982)
Free cash flow without ESPP impact (non-GAAP)	$14,213	$(18,935)

Free cash flow as % of revenue	5.0%	-3.9%
Free cash flow without ESPP impact as % of revenue	3.6%	-6.1%